FARMOUT AND OPTION AGREEMENT

This Agreement datec the 6th day of June, 2013

BETWEEN:

Summit West Oil, LLC, a company incorporated under the laws of the State of Washington and having an office at 1048 West 11th. Avenue, Spokane, WA 99204

(hereinafter referred to as "SW" or "Farmor")

PARTY OF THE FIRST PART

AND:

NORSTRA ENERGY INC., a Nevada company having an office at 2860 Exchange Boulevard, Suite 300, Southlake, TX 76092, USA

(hereinafter referred to as "Norstra" or the "Farmee")

PARTY OF THE SECOND PART

WHEREAS the Farmor is the beneficial owner of 100% working interests in and to the Lease Documents relating to the Farmout Lands, as more particularly described in the attached Schedule "A".

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the parties hereby covenant and agree as follows:

1. **Definitions**

Each capitalized term used in this Agreement will have the meaning given to it in the Farmout & Royalty Procedure and in addition:

(a) "AFE" means the projected budget to drill and complete a horizontal well drilled into the Bakken Oil Formation on the Farmout Lands as attached in Schedule B.

(b) "Exchange" means US Over The Counter Market (OTC);

(c) "Farmee" means Norstra;

(d) "Farmor" refers to SW;

(e) "Farmout Lands" means those lands described as the in the attached Schedule "A" and are an extension of the South Sun River Prospect;

(f) "Lease Documents" means the document or documents of title described in the attached Schedule "A";

(g) "Payout" means after recovery of all costs actually incurred by the Farmee to drill and complete a Well.

(h) "Assignment" means the assignment from SW to Norstra for all either the earned spacing unit of any well drilled OR after all obligations under 3 (a)-(e) have been met means the assignment of all leases in Schedule A from SW to Norstra. The Assignment is in the Form attached as Schedule C.

(i) "Option to Purchase" means the option for Norstra to purchase the leases from Summit for 10 million common shares of Norstra until December 31, 2013. This option is for the sole benefit and at the sole discretion of Norstra.

2. **Schedules**

The following schedules are attached hereto and form part of this Agreement:

(a) Schedule "A" which describes the leases that represent the South Sun River Prospect.

(b) Schedule "B" which describes the estimated costs to drill and complete a horizontal well into the Bakken Oil Formation on the Farmout land.

(c) Schedule "C" which describes the Assignment in the form attached.

3. **Interest Earned**

The Farmee shall have the option to earn a 100% working interest by doing the following:

(a) Exercise the lease renewal option by December 20, 2013 with full payment of all leases. In case that Farmee decides not to exercise the option for the whole and/or partial part of the lease, Farmee will inform Farmor of its decision no later than November 20, 2013 and Farmor can at its own discretion exercise the option to renew for his own benefit.

(b) Drill and complete a horizontal well into the Bakken Oil Formation at an estimated cost of $5,000,000 as set out in Schedule "B" by June 30, 2014;

(c) Drill and complete a second horizontal well into the Bakken Oil Formation at an estimated cost of $5,000,000 as set out in Schedule "B" by December 31, 2014;

(d) Drill and complete a horizontal well into the Bakken Oil Formation at an estimated cost of $5,000,000 as set out in Schedule "B" by June 30, 2016;

(e) Upon completion of the steps set out in 3(a) through 3(e) above, the Farmee shall have earned the above mentioned 100% working interest in the entire acreage constituting the Farmout Lands. In the event that the Farmee only completed the first and/or the first and second well, but the Farmee elects not to proceed with the second and/or third well, the Farmee will earn the above

mentioned working interests only on the spacing unit that they drilled the well(s) on.

4. **Option to Purchase**

Norstra has the option to purchase the Farmout Lands for 10 million shares of its common stock. This option is for the sole benefit of Norstra and at the sole discretion of Norstra and is valid until December 31, 2013. Upon exercising the option all drilling obligations under this Farmout Agreement in section 3 shall be null and void. The shares of common stock to be issued by Norstra shall be subject to a subscription agreement and all legally required hold periods.

5. **Royalties and Carried Interest**

The Farmee acknowledges that the Farmout Lands are subject to royalty burdens totalling 20%.

6. **Operations**

(a) The Farmee shall have the right to choose the operator, subject to the approval of the Farmor, which approval shall not be unreasonably withheld.

(b) All operations conducted pursuant to this Agreement will be in a lawful manner and in accordance with good oilfield practice.

(c) All operations conducted by the Farmee pursuant to this Agreement will be at the Farmee's individual sole cost, risk and expense.

7. **Representations and Warranties**

The Farmor hereby represents and warrant to the Farmee as follows:

(a) SW has been duly incorporated and is a valid and subsisting body corporate under the laws of its jurisdiction of incorporation;

(b) The Farmor have full right, power and authority to enter into and accept the terms of this Agreement and to carry out the transactions contemplated therein;

(c) The Farmor is the beneficial owners of the undivided working interests in and to the Lease Documents and the Farmout Lands as set forth in the attached Schedule "A" and all leases are in good standing.

(d) There are no claims, proceedings, actions, lawsuits, administrative proceedings or governmental investigations in existence, or so far as the Farmor is aware, contemplated or threatened against or with respect to the Farmors (or either of them) or any of the Farmout Lands or Lease Documents and there is no particular circumstance, matter or thing known to the Farmor which could reasonably be anticipated to give rise to any such claim, proceeding, action, lawsuit, proceeding or investment.

The Farmee hereby represents and warrants to the Farmor as follows:

(a) The Farmee has been duly incorporated and is a valid and subsisting body corporate under the laws of its jurisdiction of incorporation; and

(b) The Farmee has full right, power and authority to enter into and accept the terms of this Agreement and to carry out the transactions contemplated therein.

8. **Notices**

The addresses for service of the Parties in the Agreement are as follows:

Summit West Oil, LLC.
1048 West 11th Avenue
Spokane, WA 99204

NORSTRA ENERGY INC.
2860 Exchange Boulevard, Suite 300,
Southlake, TX 76092

9. **Regulatory Approval**

The obligations of the Farmee are subject to acceptance by the Exchange of any and all filings required to be made with the Exchange in respect of this Agreement and/or the subject matter thereof.

10. **Transfer of Interest**

Upon the Farmee earning an interest in the Farmout Lands, the Farmor will proceed to transfer and assign such interest in the Lease Documents and the Farmout Lands to the Farmee in the form attached as Schedule C. The interest of the Farmee shall be recorded in any division orders filed with respect to producing wells on the Farmout Lands.

11. **Termination**

(a) This Agreement and the transactions contemplated hereby may be terminated:

(i) By mutual agreement of the Parties; or

(ii) By either Party, if, subject to Section 11(b) of this Agreement, there has been a material breach of a covenant or agreement contained in this Agreement, on the part of the other Party, or the failure of a condition, and such breach of a covenant or agreement or failure of a condition has not been cured or waived.

(b) If the Farmee has committed a material breach of a covenant or agreement relating to drilling obligations, payment on lands, or payment of rentals, the Farmee shall have 30 business days following receipt of notice from the Farmor to cure the breach before this Agreement can be terminated.

12. **General**

(a) The rights and obligations of the parties hereunder will be binding and enure for the benefit of and be enforceable by each of the parties hereto, and their respective successors and permitted assigns.

(b) This Agreement constitutes the entire Agreement between the parties hereto and no variation of the terms hereof will be binding unless the same is contained in a written document that is signed by all of the parties.

(c) This Agreement shall be governed by and be construed in accordance with the laws of the State of Nevada, USA.

(d) Time is of the essence of this Agreement.

(e) The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

(f) The Farmee and the Farmor acknowledge that they have been advised to obtain and have obtained independent legal advice.

(g) This Agreement may be executed in two or more counterparts and delivered by electronic transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above and executed electronic copies will be deemed for all purposes under this Agreement to be valid executed copies of this Agreement.

(h) All the monetary amounts shall be in the currency of the United States unless otherwise stated.

IN WITNESS WHEREOF each of the parties has duly executed this Agreement to be effective as of the date first above written.

SUMMIT WEST OIL, LLC

per: Frederick C. Taylor, PRESIDENT

per: ______________________

NORSTRA ENERGY INC

per: ______________________

per: ______________________

SCHEDULE "A"

Attached to and forming part of a Farmout and Royalty Agreement dated the 6th day of June, 2013, between SUMMIT WEST OIL, LLC. and NORSTRA ENERGY INC.

Description of the Lease Documents and the Farmout Lands

SCHEDULE A

Description of Lease Documents and Farmout lands

LEASE #	LESSOR	LEASE DATE	LEASE TERM	DESCRIPTION	
MT-501	Milford Colony Inc., a Montana Corporation Continuous drilling maintains 13353.23 acre lease in its entirety. Pugh clause creates individual leases once continuous drilling ceases.	12/23/2008	5+5	Township 19 North, Range 4 West, MPM Section 30: S/NE, SESW, W2SE Township 19 North, Range 5 West, MPM Section 25: All	Le
MT-502	Milford Colony Inc., a Montana Corporation Continuous drilling maintains 13353.23 acre lease in its entirety. Pugh clause creates individual leases once continuous drilling ceases.	12/23/2008	5+5	Township 19 North, Range 5 West, MPM Section 33: All Section 34: All Section 35: All	L
MT-503	Milford Colony Inc., a Montana Corporation Continuous drilling maintains 13353.23 acre lease in its entirety. Pugh clause creates individual leases once continuous drilling ceases.	12/23/2008	5+5	Township 18 North, Range 5 West, MPM Section 2: Lots 1, 2, 3, 4, S2N2, S2 Section 3: Lots 1, 2, 3, 4, S2N2, S2 Section 4: Lots 1, 2, 3, 4, S2N2, S2	L

LEASE #	LESSOR	LEASE		DESCRIPTION	COUNTY	ACRES	RECORDING INFORMATION		
		DATE	TERM				BOOK	PAGE	DOC #
MT-504	Milford Colony Inc., a Montana Corporation Continuous drilling maintains 13353.23 acre lease in its entirety Pugh clause creates individual leases once continuous drilling ceases.	12/23/2008	5+5	Township 18 North, Range 5 West, MPM Section 9: E2E2 Section 10: All Section 11: All Section 12: All surface to 100' below the bottom of the upper cretacious Eagle Formation in Section 11: All	Lewis & Clark	1920.00	M39	4229	3159702
MT-505	Milford Colony Inc., a Montana Corporation Continuous drilling maintains 13353.23 acre lease in its entirety Pugh clause creates individual leases once continuous drilling ceases	12/23/2008	5+5	Township 18 North, Range 5 West, MPM Section 13: All Section 14: All Section 15: All	Lewis & Clark	1920.00	M39	4229	3159702
MT-506	Milford Colony Inc., a Montana Corporation Continuous drilling maintains 13353.23 acre lease in its entirety Pugh clause creates individual leases once continuous drilling ceases	12/23/2008	5+5	Township 18 North, Range 4 West, MPM Section 19: Lots 1, 2, 3, 4, E2W2, E2 Township 18 North, Range 5 West, MPM Section 22: All Section 23: All	Lewis & Clark	1890.56	M39	4229	3159702

LEASE #	LESSOR	LEASE DATE	LEASE TERM	DESCRIPTION	COUNTY	ACRES	RECORDING INFORMATION BOOK	PAGE	DOC #
MT-510	Elk Creek Colony, Inc., a Montana Coporation Continuous drilling maintains 3675.05 G / 2420.74 N acre lease in its entirety Pugh clause creates individual leases once continuous drilling ceases.	1/13/2009	5+5	Township 20 North, Range 6 West, MPM Section 19: E2SE, less and except the BOUMA MINOR SUBDIVISION and that part Certificate of Survey No. 3050430 being in the E2SE of Section 19 Section 20: SW, W2SE Section 29: NW, W2NE, N2SW, NWSE Section 30: NE, N2SE	Lewis & Clark	864.68	M39	4865	3160377
MT-511-A	Elk Creek Colony, Inc., a Montana Coporation Continuous drilling maintains 3675.05 G / 2420.74 N acre lease in its entirety Pugh clause creates individual leases once continuous drilling ceases.	1/13/2009	5+5	Township 19 North, Range 6 West, MPM Section 1: Lots 3, 4 Section 2: Lots 1, 2, 3 Township 20 North, Range 6 West, MPM Section 24: SW Section 25: All Section 26: E2, SW Section 27: SE Section 34: NE Section 35: SE	Lewis & Clark	1956.50	M39	4865	3160377
MT-559	State of Montana OG-39288-09	9/1/2009	10	Township 19 North, Range 5 West, MPM Section 36: All	Lewis & Clark	640.00			
MT-612-A	Broken O Ranch, LLC	12/20/2010	5+5	Township 21 North, Range 3 West, MPM Section 9: S2NE, N2SE, SESW, SWSE Section 15: N2NW	Teton	320.00	62 LEASES	673	429323
					TOTALS	17988.28			

SCHEDULE "B"

Attached to and forming part of a Farmout and Royalty Agreement dated the 7th day of June, 2013, between SUMMIT WEST OIL, LLC. and NORSTRA ENERGY INC.

AFE to Drill and Complete a Horizontal Well

SCHEDULE B

SOUTH SUN RIVER		ESTIMATED DRILLING COST / AFE	DATE	6/30/2013

WELL NAME	Norstra #1	**FIELD / AREA**	Development
WELL LOCATION		**TARGET**	Bakken Shale
COUNTY	Lewis & Clark	**EST DEPTH**	8,500 TVD,12,500' MD
STATE	MT	**COMMENT**	

INTANGIBLE COSTS:	DAYS	$ / DAY	DRY	CASED	COMPLETED
Permits			400.00	400.00	400.00
Legal & Title			2500.00	2500.00	2500.00
Survey Location			2000.00	2000.00	2000.00
Land Damages / right of way			5000.00	5000.00	5000.00
Rig Daywork (7-9 Set 7" / 3-5 HZ)	25	$ 16,500.00	412500.00	412500.00	412500.00
Limited Turnkey					
Footage					
Rig mobilization -de mobilization			190000.00	190000.00	190000.00
Location/pits			60000.00	60000.00	60000.00
Roads & Maintenance					
Rig fuel / boilers	14	$ 1,500.00	21000.00	21000.00	21000.00
Compressor					
Water	25	$ 1,500.00	37500.00	37500.00	37500.00
Mud / Chem			190000.00	190000.00	190000.00
Salt					
Cement surface			25000.00	25000.00	25000.00
Cement Intermediate Casing / P&A		7000@25.00		175000.00	175000.00
Floating equipment			1400.00	3000.00	3000.00
Bits / downhole assembly			80000.00	80000.00	80000.00
DST					
Core			65000.00	65000.00	65000.00
Mud logger / Pason	15	$ 22,000.00	330000.00	330000.00	330000.00
Electric logging			70000.00	100000.00	100000.00
Inspect collars & casing					
Equipment rental			26000.00	26000.00	26000.00
Trucking drilling			10000.00	10000.00	10000.00
Trucking completion			10000.00	10000.00	15000.00
Completion rig					75000.00
Perforate & Cased Hole Log (slotting casing)				15000.00	15000.00
Bonding			10000.00	10000.00	10000.00
Overhead	14	$ 900.00	12600.00	12600.00	12600.00
Insurance			2500.00	2500.00	2500.00
Welder / backhoe			2500.00	2500.00	4000.00
Flowline Construction & ROW					20000.00
Tank Battery Construction					60000.00
Professional Services Engineer			19000.00	19000.00	25000.00
Professional Services Geologist			10500.00	10500.00	10500.00

Directional Services	12	$ 11,000.00		132000.00	132000.00	132000.00
Cleanup and restoration				7500.00	7500.00	7500.00
Multi stage frac						1300000.00
Miscellaneous/contingency	5%			86745.00	97825.00	171200.00
TOTAL INTANGIBLE COSTS				**1,821,645.00**	**2,054,325.00**	**3,595,200.00**

EQUIPMENT COSTS	DIA	FEET	$/FT	DRY	CASED	COMPLETED
PIPE / Conductor						
Surface	9 5/8	500	$26.62	13310.00	13310.00	13310.00
Production	7	7000	$25.00		175000.00	175000.00
Liner	4.5	5000	$10.79		53950.00	53950.00
Tubing	2 7/8	7200	$8.00			57600.00
Wellheads				500.00	50000.00	50000.00
Packer/anchors					24000.00	24000.00
Downhole pump						2500.00
Rods						6000.00
Pumping Unit & Motor						45000.00
Tanks						55000.00
Treator						45000.00
Separator						
Gas shack & meter run						
Flow & gatering lines						22000.00
Risers, reducers						10000.00
Valves, pipes & fittings						10000.00
Buildings						5000.00
Miscellaneous/contingency	6%			828.60	18975.60	34161.60
TOTAL TANGIBLE COSTS				**14,638.60**	**335,235.60**	**608,521.60**
TOTAL WELL COSTS				**1,836,283.60**	**2,389,560.60**	**4,203,721.60**

WORKING INTEREST PARTNER	PARTCIPATION %	
	100.00%	*Cost Dry Hole* $ 1,836,283.60
		Cost / Cased Hole $ 2,389,560.60
Partner Signature		*Cost / Completed Well* $ 4,203,721.60

SCHEDULE "C"

Attached to and forming part of a Farmout and Royalty Agreement dated the 7th day of June, 2013, between SUMMIT WEST OIL, LLC. and NORSTRA ENERGY INC.

FORM of ASSIGNMENT

Please return to:
Summit West Oil, LLC
1048 West 11th
Spokane, WA 99204
(509) 590-9871

ASSIGNMENT OF OIL AND GAS LEASES

STATE OF MONTANA)
) §
COUNTY OF LEWIS & CLARK)

KNOW ALL MEN BY THESE PRESENTS, THAT:

For the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, **Teton Resources USA, LLC**, whose address is P.O. Box 1617, Billings, MT 59103 ("ASSIGNOR"), subject to the terms, provisions and reservations hereinafter set out, does hereby grant, bargain, sell, transfer, assign and convey unto:

Summit West Oil, LLC
1048 West 11th
Spokane, WA 99204

("ASSIGNEE") 100% of ASSIGNOR'S right, title and interest in and to the Oil and Gas Leases, land and interest therein ("Subject Leases") set out on Exhibit A attached hereto and made a part hereof for all purposes, said lands being located in Lewis and Clark and Teton Counties, Montana.

The Subject Leases are herein assigned subject to all royalty interests, overriding royalty interests and similar burdens of record; provided, Assignor has not created any burdens that, when taken together with the landowner royalty, exceeds 18.50% of 8/8ths in any the Subject Leases, proportionate to Assignor's interest in the Subject Leases. Assignor shall retain, an overriding royalty interest in the Subject Leases and Lands equal to the positive difference, if any, between 18.50% and existing burdens on those Subject Leases set forth on Exhibit A (the "ORRI") which ORRI (1) shall be proportionately reduced to the extent Seller's interest does not cover 100% of the entire mineral estate in the Lands or Seller's leasehold interest in any Subject Lease is less than 100% of the entire leasehold estate, and (2) shall burden any extension or renewal of any Subject Lease.

The assignment and transfer of interest hereunder includes a proportionate share of all rights incident thereto, including the personal property thereon, appurtenant thereto, or used or obtained in connection with the Subject Leases, subject, however, to all terms, provisions and conditions noted herein.

This assignment is executed by each of the parties hereto on the date(s) set forth below and the assignment and transfer of interest hereunder is effective for all purposes as of the earliest date indicated below ("Effective Date").

This Assignment is made by ASSIGNOR and accepted by ASSIGNEE without warranty of title, either express or implied, except that ASSIGNOR hereby warrants and agrees to defend title to the Subject Leases to ASSIGNEE, its heirs, successors, legal representatives and assigns against any and all claims, interests, liens, encumbrances and demands created by, through or under ASSIGNOR, but not otherwise. ASSIGNEE shall have full right of substitution and subrogation to all rights or acts of warranty to which ASSIGNOR may be entitled.

The terms, covenants and conditions hereof shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns, and such terms, covenants and conditions shall be covenants running with the oil and gas leases described above and with each transfer or assignment thereof.

EXECUTED, this 3rd day of June, 2013.

ASSIGNOR:	**ASSIGNEE:**
Teton Resources USA, LLC	**Summit West Oil, LLC**
By: [signature]	By: ____________
Name: Michael Okerman	Name: ____________
Title: Managing Member	Title: ____________

ACKNOWLEDGEMENTS

STATE OF MONTANA)
) §
COUNTY OF YELLOWSTONE)

The foregoing instrument was acknowledged before me on this 3rd day of June, 2013, by Michael Okerman, Managing Member of **Teton Resources USA, LLC**, a limited liability company, on behalf of said company.

My Commission Expires:

December 13, 2013

CRYSTAL K. REICHENBACH
NOTARY PUBLIC for the
State of Montana
Residing at Billings, Montana
My Commission Expires
December 13, 2013

NOTARIAL SEAL STATE OF MONTANA

[signature]
Notary Public for the State of Montana
Printed Name: Crystal K. Reichenbach
Residing at: Billings, MT

STATE OF ____________)
) §
COUNTY OF ____________)

The foregoing instrument was acknowledged before me on this ____ day of __________, 2013, by ____________, ____________ of **Summit West Oil, LLC**, a limited liability company, on behalf of said company.

My Commission Expires:

____

____
Notary Public for the State of __________
Printed Name: ____________
Residing at: ____________

		LEASE					RECORDING INFORMATION		
LEASE #	LESSOR	DATE	TERM	DESCRIPTION	COUNTY	ACRES	BOOK	PAGE	DOC #
MT-507-A	Milford Colony Inc., a Montana Corporation Continuous drilling maintains 13353.23 acre lease in its entirety. Pugh clause creates individual leases once continuous drilling ceases.	12/23/2008	5+5	Township 18 North, Range 5 West, MPM Section 26: All Section 27: All Section 28: NENE Section 34: NENE Section 35: All North and West of Highway	Lewis & Clark	1572.00	M39	4229	3159702
MT-508	Milford Colony Inc., a Montana Corporation Continuous drilling maintains 13353.23 acre lease in its entirety. Pugh clause creates individual leases once continuous drilling ceases.	12/23/2008	5+5	Township 18 North, Range 4 West, MPM Section 29: S2N2, S2 Section 32: All Township 18 North, Range 5 West, MPM Section 25: W2 North of County Road, E2 North of Highway 200	Lewis & Clark	1398.46	M39	4229	3159702
MT-509-A	Elk Creek Colony, Inc., a Montana Coporation Continuous drilling maintains 13353.23 acre lease in its entirety. Pugh clause creates individual leases once continuous drilling ceases.	1/13/2009	5+5	Township 20 North, Range 6 West, MPM Section 10: E2 lying South of Highway 21 Section 11: SW Section 14: W2 Section 15: E2NE, SESE, S2NESE	Lewis & Clark	853.87	M39	4865	3160377

LEASE #	LESSOR	LEASE DATE	LEASE TERM	DESCRIPTION	COUNTY	ACRES	RECORDING INFORMATION BOOK	RECORDING INFORMATION PAGE	RECORDING INFORMATION DOC #
MT-510	Elk Creek Colony, Inc., a Montana Coporation Continuous drilling maintains 3675.05 G / 2420.74 N acre lease in its entirety Pugh clause creates individual leases once continuous drilling ceases.	1/13/2009	5+5	Township 20 North, Range 6 West, MPM Section 19: E2SE, less and except the BOUMA MINOR SUBDIVISION and that part Certificate of Survey No. 3050430 being in the E2SE of Section 19 Section 20: SW, W2SE Section 29: NW, W2NE, N2SW, NWSE Section 30: NE, N2SE	Lewis & Clark	864.68	M39	4865	3160377
MT-511-A	Elk Creek Colony, Inc., a Montana Coporation Continuous drilling maintains 3675.05 G / 2420.74 N acre lease in its entirety Pugh clause creates individual leases once continuous drilling ceases.	1/13/2009	5+5	Township 19 North, Range 6 West, MPM Section 1: Lots 3, 4 Section 2: Lots 1, 2, 3 Township 20 North, Range 6 West, MPM Section 24: SW Section 25: All Section 26: E2, SW Section 27: SE Section 34: NE Section 35: SE	Lewis & Clark	1956.50	M39	4865	3160377
MT-559	State of Montana OG-39289-09	9/1/2009	10	Township 19 North, Range 5 West, MPM Section 36: All	Lewis & Clark	640.00			
MT-612-A	Broken O Ranch, LLC	12/20/2010	5+5	Township 21 North, Range 3 West, MPM Section 9: S2NE, N2SE, SESW, SWSE Section 15: N2NW	Teton	320.00	62 LEASES	673	429323
					TOTALS	17988.28			